SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 19, 2004
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                             EVERGREEN INTERNATIONAL
                                 AVIATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                          Oregon 333-109667 93-0729079
             ----------------- ---------------- -------------------
         (State or other (Commission File (IRS Employer jurisdiction of
                           Number) Identification No.)
                                 incorporation)

                     Evergreen International Aviation, Inc.
                              3850 Three Mile Lane
                              McMinnville, OR 97128
                                 (503) 472-9361
           -----------------------------------------------------------
        (Address including zip code and telephone number, including area code, of registrant's principal executive offices)

ITEM 5.  OTHER EVENTS

         On May 13, 2004, Evergreen International Aviation, Inc. ("EIA") completed a refinancing of its credit facility. The refinancing is described in EIA's press release, dated May 19, 2004, which is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

         The new loan agreement is filed as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

          10.1 Loan and Security Agreement by and among Evergreen International Aviation, Inc. and Each of Its Subsidiaries that are Signatories Hereto, as Borrowers, the Lenders that are Signatories Hereto, as the Lenders, and Wells Fargo Foothill, Inc., as the Arranger and Administrative Agent, dated as of May 13, 2004.

          10.2 Letter Agreement by and between Merrill Lynch Business Financial Services, Inc. and Evergreen Aircraft Sales and Leasing Co., dated as of May 12, 2004.

          10.3 Intercreditor Agreement, dated as of May 13, 2004, by and between JP Morgan Trust Company, National Association, as succssor to Bank One, National Association, a national banking association, and Wells Fargo Foothill, Inc., a California corporation.

          99.1 Press release dated May 19, 2004 regarding financing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     EVERGREEN INTERNATIONAL AVIATION, INC.



                                            /s/ John A. Irwin
                                            -----------------
Date:  May 24, 2004                         (Signature)
                                            John A. Irwin
                                            Acting Chief Financial Officer

INDEX OF EXHIBITS

The following exhibits are filed as part of this Current Report on Form 8-K.

EXHIBIT       DESCRIPTION

          10.1 Loan and Security Agreement by and among Evergreen International Aviation, Inc. and Each of Its Subsidiaries that are Signatories Hereto, as Borrowers, the Lenders that are Signatories Hereto, as the Lenders, and Wells Fargo Foothill, Inc., as the Arranger and Administrative Agent, dated as of May 13, 2004.

          10.2 Letter Agreement by and between Merrill Lynch Business Financial Services, Inc. and Evergreen Aircraft Sales and Leasing Co., dated as of May 12, 2004.

          10.3 Intercreditor Agreement, dated as of May 13, 2004, by and between JP Morgan Trust Company, National Association, as succssor to Bank One, National Association, a national banking association, and Wells Fargo Foothill, Inc., a California corporation.

          99.1 Press release dated May 19, 2004 regarding financing.